LENDER SUPPORT AGREEMENT
LENDER SUPPORT AGREEMENT, dated as of May 15, 2019 (this “Lender Support Agreement”), by and among Infrastructure and Energy Alternatives, Inc., as Holdings, IEA Intermediate Holdco, LLC, as Intermediate Holdings, IEA Energy Services LLC, as the Borrower (the “Borrower”), the Subsidiary Guarantors party hereto and the Lenders party hereto constituting the Required Lenders (the “Consenting Lenders”).
PRELIMINARY STATEMENTS
A.    Holdings, Intermediate Holdings, the Borrower, the Subsidiary Guarantors party thereto, Jefferies Finance LLC, as Administrative Agent and Collateral Agent, the Revolving Agent, the Issuing Bank and the Lenders party thereto are party to that certain Credit and Guarantee Agreement, dated as of September 25, 2018 (as amended and restated as of November 2, 2018, as amended and restated as of November 16, 2018, as amended as of April 30, 2019 and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time on or prior to the date hereof, the “Credit Agreement”).
B.    The Borrower has requested, and the Lenders who execute and deliver this Lender Support Agreement have agreed, to amend certain terms of the Credit Agreement as set forth herein and therein, subject to the terms and conditions set forth herein and therein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. Capitalized terms not otherwise defined in this Lender Support Agreement have the same meanings as specified in the Credit Agreement.

SECTION 2. Lender Support.    Upon the satisfaction or waiver of the conditions set forth in Section 3 hereof, each Consenting Lenders agrees to execute and deliver its signature page to the Third Amendment and Restatement Agreement substantially in the form attached hereto as Annex A, together with any amendments thereto that are not adverse to the interests of the Lenders in their capacities as such (as determined by the Consenting Lenders in their reasonable discretion) (the “Third Restatement Agreement”). The obligation of the Consenting Lenders under this Section 2 shall terminate if the conditions set forth in Section 3 hereof and Section 3 of the Third Restatement Amendment shall have not been satisfied or waived on or before May 25, 2019. It is understood and agreed each Consenting Lender’s execution and delivery of its signature page to the Third Restatement Agreement shall be subject to the conditions set forth therein and that time is of the essence. Notwithstanding anything to the contrary in the Third Restatement Agreement, each of the Consenting Lenders party hereto shall be deemed a “Consenting Lender” under and as defined in the Third Restatement Agreement so long as such Lender submits an executed signature page to the Third Restatement Agreement at any time on or prior to the Third Amendment Effective Date (as defined in the Third Restatement Agreement).

SECTION 3. Conditions Precedent to Lender Support. The obligations of the Consenting Lenders under Section 2 hereof shall become effective on the date that the following conditions precedent shall have been satisfied and/or waived:
(a)Holdings shall have issued and/or sold Qualified Capital Stock of at least $50,000,000, of which Affiliates of the Sponsor shall have purchased at least $7,500,0000, and contributed, directly or indirectly, the Net Cash Proceeds received therefrom in the form of cash to the capital of the Borrower as common equity pursuant to the terms and conditions of the Equity Commitment Agreement, dated as of May 14, 2019, by and among Holdings, the commitment parties thereto and Oaktree Power Opportunities Fund III Delaware, L.P.;
(b)execution and delivery by the Borrower of the Transaction Fee Letter substantially in the form of Annex B hereto and payment in immediately available funds of the transaction fee therein to each Consenting Lender in the amount set forth opposite such Consenting Lender’s name therein;
(c)payment of all fees and expenses required to be paid or reimbursed in accordance with the Expense Reimbursement Letter dated as of April 30, 2019 by and between certain of the Consenting Lenders and the Borrower; provided that the Borrower shall have received an invoice therefor within 1 Business Day after the date hereof; and
(d)each of the representations and warranties by any Loan Party in Section 4 of this Lender Support Agreement shall be true and correct in all material respects (except that representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly related to an earlier date in which case such representation and warranties shall be true and correct in all material respects as of such earlier date.

SECTION 4. Representations and Warranties. As of the date hereof, each Loan Party hereby jointly and severally represents and warrants:
(a)except as set forth on Schedule 3 hereto, as of the date hereof, there are no material amendments, defaults by Holdings or any of its Subsidiaries, known defaults by any counter-party, delays or cancellations of any construction agreement with aggregate consideration thereunder of at least $5,000,000 in the backlog for the current Fiscal Year to which any Loan Party is party or is bound as of the date hereof;
(b)except as set forth on Schedule 3 hereto, as of the date hereof, there are no force majeure events that have occurred under any Loan Party’s construction contract with aggregate consideration thereunder of at least $5,000,000 since the Original Closing Date that have not been disclosed to the Consenting Lenders;
(c)after giving effect to the Third Restatement Agreement, each of the representations and warranties made by any Loan Party set forth in Article V of the Credit Agreement or in any other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly related to an earlier date in which case such representation and warranties shall be true and correct in all material respects as of such earlier date.

SECTION 5. Execution in Counterparts. This Lender Support Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower. Delivery of an executed counterpart by facsimile or electronic transmission shall be as effective as delivery of an original executed counterpart.

SECTION 6. Successors. The terms of this Lender Support Agreement shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 7. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. THIS LENDER SUPPORT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 12.08 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

SECTION 8. Status. Notwithstanding anything to the contrary set forth herein, each party herebyto acknowledges and affirms that: (a) the obligations of the Consenting Lenders herein are several and not joint; (b) no Consenting Lender has any fiduciary duty to any person or entity or to any other Consenting Lender, or to any other holder of any debt or other securities of the Borrower; and and (c) each Consenting Lender has acted independently from each other Consenting Lender in entering into this Lender Support Agreement and will continue to so act in exercising its rights and performing its obligations during the term hereof, irrespective of any joint representation by any adviser or joint participation in any transaction in respect of the Borrower.
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IN WITNESS WHEREOF, the parties hereto have caused this Lender Support Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:	IEA ENERGY SERVICES LLC,
a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Chief Financial Officer

INTERMEDIATE HOLDINGS:	IEA INTERMEDIATE HOLDCO, LLC,
a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Chief Financial Officer

HOLDINGS:	INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.,
a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Chief Financial Officer

SUBSIDIARY GUARANTORS	IEA CONSTRUCTORS, LLC, a Wisconsin limited liability company

By: /s/ William Douglas
Name: William Douglas
Title:    Treasurer

IEA ENGINEERING LLC., a Michigan limited liability company

By: /s/ Al Downes
Name: Al Downes
Title:   President, Treasurer, Secretary

IEA ENGINEERING NORTH CAROLINA, INC., a North Carolina corporation

By: /s/ William Douglas
Name: William Douglas

Title:    Treasurer

WHITE CONSTRUCTORS, LLC., an Indiana limited liability company

By: /s/ Tracy Gelb
Name: Tracy Gelb
Title:    Treasurer

WHITE ENERGY SERVICES, LLC., a Delaware limited liability company

By: /s/ Tracy Gelb
Name: Tracy Gelb
Title:    Treasurer

BIANCHI ELECTRIC, LLC (formerly known as WHITE ELECTRICAL CONSTRUCTORS, LLC), a Delaware limited liability company

By: /s/ Tracy Gelb
Name: Tracy Gelb
Title:    Treasurer

IEA EQUIPMENT MANAGEMENT, LLC, a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Treasurer

IEA MANAGEMENT SERVICES, INC., a Delaware corporation

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Treasurer

CONSOLIDATED CONSTRUCTION SOLUTIONS I LLC, a Delaware limited liability company

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

CONSOLIDATED CONSTRUCTION SOLUTIONS II LLC, a Delaware limited liability company

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

MEADOW VALLEY PARENT CORP.., a Delaware corporation

By: /s/ Bharat Shah
Name: Bharat Shah
Title:   Chief Financial Officer

MEADOW VALLEY CORPORATION, a Nevada corporation

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

MEADOW VALLEY CONTRACTORS, INC., a Nevada corporation

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

AMERICAN CIVIL CONSTRUCTORS LLC, a Colorado limited liability company

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Treasurer

AMERICAN CIVIL CONSTRUCTORS WEST COAST LLC, a California limited liability company

By: /s/ Jeff Foerste
Name: Jeff Foerste
Title:   President

SAIIA HOLDINGS LLC, a Delaware limited liability company

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

SAIIA CONSTRUCTION COMPANY LLC, a Delaware limited liability company

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

IEA HOLDCO 1, LLC, a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Chief Financial Officer

JOHNSTON QUARRY HOLDINGS LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

EAST STATE STONE LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

PORTER’S STONE, LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

BELVIDERE STONE, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

WILLIAM CHARLES CONSTRUCTION COMPANY, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

RAGNAR BENSON, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

ROCKFORD BLACKTOP CONSTRUCTION, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

JOHN’S STONE, LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

PORTER BROTHERS, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

ILLINOIS CCDD OPERATING, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

WILLIAM CHARLES PURCHASING, INC., an Illinois corporation

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

ENVIRONMENTAL CONTRACTORS, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

FOREST CITY LOGISTICS, LLC, a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Treasurer

STRUCTORS, INC., an Illinois corporation

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

MULFORD STONE, LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

DPK, LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

Brightwood Capital Fund IV-U, LP, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Co-Invest Fund, LP, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Offshore Fund IV-U, LP, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Fund IV, LP dba Brightwood Capital Fund IV SPV-4, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

BCOF Capital, LP, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele

Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Offshore Fund IV SPV-4, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Fund IV LP dba Brightwood Capital Fund IV SPV-3, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Fund IV LP dba Brightwood Capital Fund IV SPV-3, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Offshore Fund IV, LP dba Brightwood Capital Offshore Fund IV SPV-3, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Offshore Fund IV, LP dba Brightwood Capital Offshore Fund IV Holdings SPV-2, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Fund IV LP dba Brightwood Capital Fund IV Holdings SPV2 LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Cumberland Park CLO, Ltd., as a Lender
Dewolf Park CLO, Ltd., as a Lender
Dorchester Park CLO Designated Activity Company, as a Lender
Gilbert Park CLO Ltd, as a Lender
Greenwood Park CLO, Ltd., as a Lender
Jay Park CLO Ltd., as a Lender
Long Point Park CLO, Ltd., as a Lender
Stewart Work CLO, Ltd., as a Lender
Thayer Park CLO, Ltd., as a Lender
Tryon Park CLO, Ltd., as a Lender
Webster Park CLO, Ltd., as a Lender
Cook Park CLO, Ltd., as a Lender
Buttermilk Park CLO, Ltd, as a Lender
Chenango Park CLO Ltd, as a Lender
By: GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

GSO Orchid Fund LP
By: GSO Orchid Fund Associates LLC, as General Partner

GSO Downing Street LLC
By: GSO Direct Lending Fund-D LP, its Member
By: GSO Direct Lending Fund-D Associates LLC, its General Partner

GSO Stone Street LLC
By: GSO Direct Lending Fund-D LP, its Member
By: GSO Direct Lending Fund-D Associates LLC, its General Partner

GSO Harrington Credit Alpha Fund (Cayman) L.P., as a Lender
By: GSO Capital Partners LP, its Investment Manager

GSO Diamond Portfolio Borrower LLC
By: GSO Diamond Portfolio Holdco LLC, its Managing Member
By: GSO Diamond Portfolio Fund LP, its Managing Member
By: GSO Diamond Portfolio Associates LLC, its General Partner

BGSL Breckenridge Funding LLC, as a Lender
By: Blackstone / GSO Secured Lending Fund, as Sole Member

By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
Raven Asset-Based Credit Fund 1 LP, as a Lender By: Raven Capital Management LLC, its investment manager
By: /s/ Chris Felice Name: Chris Felice Title: CFO